SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2000


                                 FIBERCORE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Nevada                    000-21823                 87-0445729
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     (STATE OR OTHER        (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      JURISDICTION OF                                      IDENTIFICATION NO.)
      INCORPORATION)


       253 Worcester Road, P.O. Box 180
                Charlton, MA                                    01507
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (508) 248-3900
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

        On July 31, 2000, Michael J. Beecher, the Registrant's Treasurer and Chief Financial Officer, resigned. Mr. Beecher, who resigned for personal reasons, will assist in the transition of his duties. Mr. Steven Phillips, who has been a director and financial consultant to the company for many years, will assume the role of Interim Treasurer and Chief Financial Officer until a permanent replacement is recruited.

      On August 1, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

EXHIBIT NUMBER    DESCRIPTION

Exhibit 99.1      Press Release of the Registrant, dated August 1, 2000.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       FIBERCORE, INC.



                                       By:   /s/ Steven Phillips
                                          --------------------------------------
                                         Name:   Steven Phillips
                                         Title:  Interim Chief Financial Officer

Date:  August 9, 2000